MAINSTAY VP FUNDS TRUST

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Unconstrained Bond Portfolio

MainStay VP Income Builder Portfolio

Supplement dated August 5, 2016 to the Summary Prospectuses and Prospectus dated May 1, 2016, as supplemented

The section entitled “Management” for each of the above listed Portfolios is hereby updated to reflect the following:

Effective August 6, 2016, Mr. Taylor Wagenseil will no longer serve as portfolio manager. From August 6, 2016 through August 2017, Mr. Wagenseil will provide non-discretionary advisory support to the Portfolio’s portfolio management team as a Senior Advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.